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                                                                     Exhibit 4.1


                        [DECORATIVE CERTIFICATE BORDER]

NUMBER                                                                   SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                INTERLIANT, INC.



                             TOTAL AUTHORIZED ISSUE
                     100,000,000 SHARES PAR VALUE $.01 EACH


                                  COMMON STOCK               [See Reverse for
                                                            Certain Definitions]


                                    SPECIMEN



This is to Certify that________________________________________is the owner of

________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM        - as tenants in common

     TEN ENT        - as tenants by the entireties

     JT TEN         - as joint tenants with right of
                      survivorship and not as tenants
                      in common

     UNIF GIFT MIN ACT - ________Custodian _________
                         (Cust)            (Minor)
     under Uniform Gifts to Minors
     Act _________________________
               (State)
     Additional abbreviations may also be used though not in the above list


     For value received __________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

/________________________/_______________________________________________

_________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________________

_________________________________________________________________________

_______________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

          Dated ____________________   ___________
                  In presence of

                                       ______________________________

________________________________


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.